UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
JOINT CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
November 9, 2005
LA QUINTA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-9110	95-3419438

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of Principal Executive Offices and Zip Code)
(214) 492-6600
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
LA QUINTA PROPERTIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-9109	95-3520818

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of Principal Executive Offices and Zip Code)
(214) 492-6600
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On November 9, 2005, La Quinta Corporation, a Delaware corporation (“LQ Corporation”), and La Quinta Properties, Inc., a Delaware corporation (“LQ Properties”, and together with LQ Corporation, “La Quinta”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Lodge Holdings Inc., a Delaware corporation (“Parent”), Lodge Acquisition I Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Company MergerCo”), and Lodge Acquisition II Inc., a Delaware corporation and a wholly-owned subsidiary of Company MergerCo (“Properties MergerCo”). Pursuant to the Merger Agreement, Company MergerCo will merge with and into LQ Corporation (the “LQ Corporation Merger”), with LQ Corporation continuing as the surviving corporation (“Surviving LQ Corporation”) and Properties MergerCo will merge with and into LQ Properties (the “LQ Properties Merger”, and together with LQ Corporation Merger, the “Mergers”), with LQ Properties continuing as the surviving corporation (“Surviving LQ Properties”). Parent, Company MergerCo and Properties MergerCo are affiliates of The Blackstone Group (“Blackstone”).
     The shares of paired La Quinta common stock trade as a single unit on the New York Stock Exchange under the symbol “LQI.” La Quinta’s paired common stock, consisting of one share of LQ Corporation common stock and one share of LQ Properties Class B common stock (other than specified shares owned by LQ Corporation, Parent, their specified subsidiaries and other than stockholders who are entitled to and who properly exercise appraisal rights under Delaware law), will be converted at the effective time of the Mergers into the right to receive a total of $11.25 per paired share in cash (allocated in the respective Mergers between the LQ Corporation common stock and the LQ Properties Class B common stock portions of a paired share on the basis of $10.65 and $.60, respectively).
      LQ Corporation, LQ Properties, Parent, Company MergerCo and Properties MergerCo have made customary representations, warranties and covenants in the Merger Agreement, including, among others, LQ Corporation and LQ Properties making covenants not to solicit alternative transactions or, subject to certain exceptions, participate in discussions relating to an alternative transaction or furnish non-public information relating to an alternative transaction.
     The Mergers are conditioned, among other things, (i) on the adoption of the Merger Agreement by the stockholders of LQ Corporation (in the case of the LQ Corporation Merger) and the sole voting stockholder (which is LQ Corporation) of LQ Properties (in the case of the LQ Properties Merger), (ii) the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the pay off and termination of La Quinta’s credit facility, (iv) the redemption, or call for redemption, of LQ Properties’ 9% Series A cumulative redeemable preferred stock, par value $.10 per share, represented by depositary shares and (v) the success of the consent solicitations described below (unless called for redemption and paid for or satisfied and discharged). The closing of the Mergers are not subject to a financing condition.
     In connection with the Mergers, LQ Properties will use its reasonable best efforts to commence tender offers and consent solicitations relating to all of the outstanding aggregate principal amount of LQ Properties’ (i) 8-7/8% notes due March 15, 2011, (ii) 7% notes due August 15, 2012, (iii) 7% notes due August 15, 2007, (iv) 7.27% medium term notes due February 26, 2007, and (v) 7.33% medium term notes due April 1, 2008. In addition, LQ Properties has agreed to use its reasonable best efforts to redeem all of the outstanding (i) 7.30% medium term notes due January 16, 2006, (ii) 8.625% medium term notes due August 17, 2015, (iii) 8.25% medium term notes due September 15, 2015 and (iv) 7.82% notes due September 26, 2026, all in accordance with the terms of such securities and the related indentures. In the event LQ Properties is unable to arrange for the redemption of these notes, they will become subject to a tender offer and consent solicitation as well. Details with respect to the tender offers and consent solicitations will be set forth in tender offer documents.
     The Merger Agreement contains certain termination rights for both the Parent, on the one hand, and La Quinta, on the other, and further provides that, upon termination of the Merger Agreement under specified circumstances, LQ Corporation and LQ Properties together will be required to pay a fee of $75 million to Parent, plus reimburse up to $5 million of Parent's expenses.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as an exhibit hereto, and is incorporated by reference.

Cautionary Statements
     The Merger Agreement has been included to provide investors with information regarding its terms. Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.
     The representations, warranties and covenants made by the parties in the Merger Agreement are qualified and limited, including by information in the schedules referenced in the Merger Agreement that La Quinta delivered in connection with the execution of the Merger Agreement. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Merger Agreement, including where the parties do not have complete knowledge of all facts, instead of establishing such matters as facts. Furthermore, the representations and warranties may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors. These representations and warranties may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this filing. Accordingly, they should not be relied upon as statements of factual information. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of LQ Corporation, LQ Properties or their affiliates.
     This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of any such jurisdiction.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of November 9, 2005, among Lodge Holdings Inc., Lodge Acquisition I Inc., Lodge Acquisition II Inc., La Quinta Corporation and La Quinta Properties, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this joint report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2005	LA QUINTA CORPORATION

	By:	/s/ Steven A. Schumm

	Name:	Steven A. Schumm
	Title:	Executive Vice President and Chief Financial Officer

Dated: November 14, 2005	LA QUINTA PROPERTIES, INC.

	By:	/s/ Steven A. Schumm

	Name:	Steven A. Schumm
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index
2.1	Agreement and Plan of Merger, dated as of November 9, 2005, among Lodge Holdings Inc., Lodge Acquisition I Inc., Lodge Acquisition II Inc., La Quinta Corporation and La Quinta Properties, Inc.